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As filed with the Securities and Exchange Commission on June 4, 1999.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or 12(g) of the
                         Securities Exchange Act of 1934

                              AppNet Systems, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                                           52-2077860
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

6707 Democracy Boulevard, Bethesda, Maryland                 20817
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(Address of principal executive offices)                   (Zip Code)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates: 333-75205.


Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS               NAME OF EACH EXCHANGE ON
         TO BE SO REGISTERED         WHICH EACH CLASS IS TO BE REGISTERED
               None                                    None
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Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.0005 par value per share
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                                (Title of class)


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.           DESCRIPTION OF THE REGISTRANT'S SECURITIES TO BE REGISTERED

                  The description of the Common Stock, $0.0005 par value per share, of AppNet Systems, Inc. (the "Registrant") to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus constituting a part of the Registration Statement on Form S-1 (No. 333-75205) filed by the Registrant with the Securities and Exchange Commission on March 29, 1999, as amended, which is incorporated herein by reference as Exhibit 1.

Item 2.           EXHIBITS

         The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement on Form S-1 (No. 333-75205) and are hereby incorporated herein by reference:

 1. Registration Statement on Form S-1 (No. 333-75205) filed on March 29, 1999, as amended.

 2. Form of Restated Certificate of Incorporation of the Registrant (Exhibit 3.1 to the Registration Statement on Form S-1 (No. 333-75205)).

 3.               Form of Amended and Restated Bylaws of the Registrant (Exhibit
                  3.2 to the Registration Statement on Form S-1 (No.
                  333-75205)).

 4. Form of certificate of common stock of the Registrant, $0.0005 par value (Exhibit 4.1 to the Registration Statement on Form S-1 (No. 333-75205)).


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                                     SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    June 4, 1999

                                       APPNET SYSTEMS, INC.



                                       By: /s/ Jack Pearlstein
                                          ----------------------------------
                                          Jack Pearlstein
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer